SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): March 4, 2005

                                  BIOMODA, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)


       333-90738                                        85-0392345
(Commission File Number)                    (I.R.S. Employer Identification No.)


                           8301 Washington NE, Suite 6
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)


                                 (505) 821-0875
              (Registrant's Telephone Number, Including Area Code)


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Item 4.01  Change in Registrant's Certifying Accountant

Effective March 4, 2005, the Board of Directors of the Company approved the engagement of Malone & Bailey, PC as its independent auditors for the fiscal year ended December 31, 2004. The Company did not consult with Malone & Bailey, PC on any matters prior to their retention.

The dismissal of Singer Lewak Greenbaum & Goldstein LLP was detailed in the Registrant's Form 8-K of February 25, 2005.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     BIOMODA, INC.


Date:   March 4, 2005

                                                  By: /s/ John J. Cousins
                                                          -----------------
                                                          John J. Cousins
                                                           President